December 17, 2012

Transmitted Via

EDGAR

Mr. Russell Mancuso

Branch Chief

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Re:	OraSure Technologies, Inc. (the “Company”)

Amendment No. 1 to Registration Statement on Form S-3

Filed November 30, 2012 (“Registration Statement”)

(File No. 333-184190)

Dear Mr. Mancuso:

This letter responds to the comments of the staff (“Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) contained in your letter dated December 11, 2012 with respect to the above-referenced Amendment No. 1 to Registration Statement. Below we have reprinted these comments in bold, followed by our responses.

Comment 1 (Prospectus Summary)

Staff Comment:

Please tell us why you believe your disclosure added in response to prior comment 1 adequately highlights the magnitude of developments that will cause the anticipated increase in net loss and the potential decrease in revenues mentioned in your November 7, 2012 conference call. Also, please provide us your analysis of why you believe including this information near the end of a 10-page summary adequately highlights the issues; refer to Updated Staff Legal Bulletin No. 7 (June 7, 1999) sample comments 28 and 29.

Company Response:

In response to the Staff’s comment, the subsection entitled “History of Losses” has been replaced with a new subsection entitled “Financial Performance” that has been placed at the beginning of the Prospectus Summary. This new section contains the historical financial information included in the prior subsection along with additional disclosure of certain trends which may affect the Company’s future revenues and net losses, consistent with the Company’s recent disclosure during its November 7, 2012 earnings conference call. The Company believes that the prominence and substance of the revised disclosure appropriately highlights the Company’s historical financial performance and the material challenges facing the Company on a going-forward basis.

220 East First Street, Bethlehem, PA 18015-1360

Phone: 610.882.1820 • Fax: 610.882.2275

www.orasure.com

Comment 2 (Exhibit 5.1)

Staff Comment:

Refer to your response to our prior comment 3. Please tell us what law governs the rights. In this regard, we note that this exhibit does not address Delaware contract law.

Company Response:

The Company confirms for the Staff that Delaware law governs the Rights. The Company additionally confirms for the Staff, on behalf of legal counsel to the Company, that the “General Corporation Law of the State of Delaware” as referenced in Exhibit 5.1 includes all applicable Delaware statutory provisions and reported judicial decisions interpreting those laws.

* * * * *

In connection with the foregoing responses, the Company acknowledges that (i) the Company is responsible for the adequacy and accuracy of the disclosure in its filings; (ii) Staff comments or changes to disclosure in response to Staff comments in the filings reviewed by the Staff do not foreclose the Commission from taking any action with respect to the filing; and (iii) the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please do not hesitate to contact the undersigned (610-882-1820, ext. 3176) if you have any questions or if we can provide any further information that would be helpful to the Staff.

Sincerely,

/s/ Jack E. Jerrett

Jack E. Jerrett

Senior Vice President,

General Counsel and Secretary

cc:	D. Michels, President and Chief Executive Officer

R. Spair, Chief Operating Officer and Chief Financial Officer

M. Kuna, Senior Vice President and Controller

J. McCann (SEC)

M. Celano, Chairman, Audit Committee

S. Ritter, KPMG LLP

E. DeTrizio, Dechert LLP